                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:


[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))

[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 SCORE ONE, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
-------------------------------------------------------------------------------
   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required
[   ]    Fee computed on the table below per Exchange Rules 14a-6(i)(1) an 0-11

         1. Title of each class of securities to which transaction applies:

         2.       Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4.       Proposed maximum aggregate value of transaction:

         5.       Total fee paid:

[   ]    Fee paid previously with preliminary materials:
[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.       Amount Previously Paid:
         2.       Form, Schedule or Registration Statement No.:
         3.       Filing Party:
         4.       Date Filed:

                                 SCORE ONE, INC.
                       Unit 2, 34th Floor, Cable TV Tower
                                9 Hoi Shing Road
                              Tsuen Wan, Hong Kong

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      To Be Held on August 17, 2002

To our Shareholders:

         You are cordially invited to attend the Annual Meeting of the Shareholders (the "Annual Meeting") of Score One, Inc. (the "Company"), which will be held at the offices of the Company, Unit 2, 34/th/ Floor, Cable TV Tower, 9 Hoi Shing Road, Tsuen Wan, Hong Kong on August 17, 2002, at 4:00 PM (Hong Kong time) for the following purposes:

         1.      To elect five directors (Proposal 1);

         2. To consider and act upon an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), from 515,625 to 50,000,000 (Proposal 2);

         3. To consider and act upon a proposal to adopt the Company's 2002 Stock Incentive Plan (the "2002 Plan") (Proposal 3);

         4. To consider and act upon a proposal to ratify the appointment by the Board of Directors of the Company (the "Board") of Clancy and Co., P.L.L.C. as independent certified public accountants for the Company for the 2002 fiscal year (Proposal
                 4); and

         5. To transact such other business as may properly come before the Annual Meeting and all adjournments thereof.

         Holders of record of the Common Stock at the close of business on July 23, 2002 are entitled to notice of, and to vote at, the Annual Meeting.

         Whether or not you plan to attend the 2002 Annual Meeting, please complete, sign, date and return the accompanying proxy card in the enclosed envelope in order to make certain that your shares will be represented and voted.

         Thank you for your support and continued interest in Score One, Inc.

                      YOU MAY REVOKE THE PROXY AT ANY TIME
               BEFORE THE AUTHORITY GRANTED THEREIN IS EXERCISED.

By order of the Board of Directors,

Wing Hung Ho
Secretary

Dated: August 7, 2002

                                 SCORE ONE, INC.

                                 PROXY STATEMENT

         This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation by the Board of Directors of Score One, Inc. of proxies to be voted at our Annual Meeting to be held on August 17, 2002 at the principal offices of the Company, Unit 2, 34th Floor, Cable TV Tower, 9 Hoi Shing Road, Tsuen Wan, Hong Kong, at 4:00 PM (Hong Kong time). Proxy statements are first being sent to shareholders on or about August 7, 2002. All properly executed proxies in the accompanying form received by us prior to the Annual Meeting will be voted at the Annual Meeting. Any proxy may be revoked at any time before it is exercised by giving notice in writing to our Secretary, by granting a proxy bearing a later date or by voting in person.

         Unless the context otherwise requires, the terms the "Company", "we", "our" and "us" refer to Score One, Inc. and its subsidiaries and predecessors. References to dollar amounts followed by "$" refer to United States Dollars. References to dollar amounts followed by "HK$" refer to Hong Kong Dollars.

PROCEDURAL MATTERS

         Holders of record of our Common Stock as of the close of business on July 23, 2002 (the "Record Date") are entitled to receive notice of, to attend, and to vote at the Annual Meeting. There were 249,198 shares of Common Stock issued and outstanding on the Record Date. Each share of Common Stock has one vote on all matters. The closing sale price of the Common Stock as reported on the OTC Bulletin Board on the Record Date was $16.00 per share.

         A shareholder may revoke any proxy given pursuant to this solicitation by attending the Annual Meeting and voting in person, or by delivering to the Company's Corporate Secretary at the Company's principal executive offices referred to above, prior to the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy.

         Attendance at the Annual Meeting is limited to shareholders. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 3:30 PM (Hong Kong time) and each shareholder may be asked to present valid picture identification such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

REQUIRED VOTE

         In the election of directors, Proposal 1, the five candidates receiving the highest number of affirmative votes will be elected as directors. Proposal 2 requires for approval the affirmative vote of a majority of the outstanding shares of Common Stock outstanding as of the Record Date. Proposals 3 and 4 each require for approval the affirmative vote of a majority of the shares represented and voting if a quorum is present.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

         The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "ABSTAIN" in a matter are treated as being present at the meeting for purposes of establishing the quorum, but only shares voted "FOR" or "AGAINST" are treated as shares "represented and voting" at the Annual Meeting with respect to such matter. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of the quorum for the transaction of business, but will not be counted for purposes of determining the number "represented and voting" with respect to a proposal, and will have no effect on the outcome of the election of the directors.

PROXY VOTING

         Shareholders may vote without attending the meeting by submitting a proxy. If specific voting instructions are provided, the shares will be voted as indicated. If a proxy card is returned without voting instructions, the shares represented by the proxy will be voted for the election of the nominees for director and for Proposals 2 through 4, and as the persons named as proxies deem advisable on such other matters that may come before the annual meeting.

         The Board does not intend to present at the Annual Meeting any matters other than those set forth in this Proxy Statement, nor does the Board know of any other matters that may come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment.

         Only holders of record of the Common Stock at the close of business on July 23, 2002 will be entitled to vote at the Annual Meeting or any adjournments thereof.

         It is desirable that as large a proportion as possible of the shareholders' interests be represented at the Annual Meeting. Therefore, even if you intend to be present at the Annual Meeting, you are requested to sign and return the enclosed proxy to ensure that your stock will be represented. If you are present at the Annual Meeting and desire to do so, you may withdraw your proxy and vote in person by giving written notice to our Secretary. Please return your executed proxy promptly.

         Except as otherwise indicated, references in this proxy statement to dollars or "$" are United States dollars.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the number of shares of Common Stock beneficially owned as of April 10, 2002 by (i) those persons or groups known to us to beneficially own more than 5% of our outstanding Common Stock; (ii) each director; (iii) each Named Executive Officer; and (iv) all directors and executive officers as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), based upon information furnished by persons listed or contained in filings made by them with the SEC or by information provided by such persons directly to us. Except as indicated below, the shareholders listed possess sole voting and investment power with respect to their shares, except to the extent authority is shared by a spouse under applicable law.

                                                                       Number of Shares
Name and Address                                                          of Common           Approximate Percentage
of Beneficial Owner                                                         Stock                   of Class 1
-------------------                                                         -----                   ----------
I.World Limited                                                            203,810                      82%
Blk 2, Flat 6, 3rd Floor
Tak Fung Industrial Centre
166-176 Texaco Road
Tseun Road, Hong Kong

Kin Hung Lai/2/                                                                  0                        *
Unit 2, 34/th/ Floor
Cable TV Tower
9 Hoi Shing Road
Tsuen Wan, Hong Kong

Wing Man Ho/2/                                                                   0                        0
Unit 2, 34/th/ Floor
Cable TV Tower
9 Hoi Shing Road
Tsuen Wan, Hong Kong

Hong Liang Qian/2/                                                               0                        0
Unit 2, 34/th/ Floor
Cable TV Tower
9 Hoi Shing Road
Tsuen Wan, Hong Kong

Wing Cheong Ho/3/                                                          118,210                      47%
Blk 2, Flat B, 6/th/ Floor
Royal Ascot
Shatin, Hong Kong

-----------------------------------------
*    Owns less than 1% of the Company's outstanding Common Stock

/1/ Based on 249,198 shares of Common Stock actually outstanding as of April 10, 2002.

/2/  Address of Company used as the beneficial owner's address.

/3/  Based on Mr. Wing Cheong Ho's 58% ownership of I.World Limited.

                                                                       Number of Shares
Name and Address                                                          of Common           Approximate Percentage
of Beneficial Owner                                                         Stock                   of Class/1/
-------------------                                                         -----                   -----------
Wing Hung Ho/4/                                                            24,457                       10%
Blk 2, Flat B, 22nd Floor
Royal Ascot
Shatin, Hong Kong

Yue Fung International Group Holding Limited/5/                            61,143                       25%
32nd Floor Wharf Cable Tower
9 Hoi Shing Road
Tseun Wan, Hong Kong

All executive officers and directors                                      142,667                       57%
as a group (5 persons)

               DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

         The following table and text sets forth the names and ages of all directors and executive officers of Score One and our key management personnel. All of our directors serve until the next annual meeting of shareholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. Executive officers serve at the discretion of the Board, and are appointed to serve until the first Board meeting following the annual meeting of shareholders. Also provided is a brief description of the business experience of each director and executive officer and the key management personnel during the past five years and an indication of directorships held by each director in other companies subject to the reporting requirements under the Federal securities laws.

       Name                              Age            Position with the Company               Appointed since
---------------------------------------------------------------------------------------------------------------------
Mr. Wing Cheong Ho                       39             Chairman of the Board and President;          2000
                                                        Chairman of the Board of our Fu
                                                        Cheong subsidiary

Mr. Wing Hung Ho                         46             Director and Secretary; Executive             2000
                                                        Director of Fu Cheong

-----------------------------------------
/4/  Based on Mr. Wing Hung Ho's 12% ownership of I.World Limited.

/5/ Based on the 30% ownership by Yue Fung International Group Holding Limited, a Bermuda company ("Yue Fung International"), through its wholly-owned subsidiary Holyworld Limited, a British Virgin Islands company ("Holyworld"), of I.World Limited.

       Name                              Age            Position with the Company               Appointed since
---------------------------------------------------------------------------------------------------------------------
Mr. Kin Hung Lai                         40             Director                                      2001

Wing Man Ho                              44             Director                                      2002

Hong Liang Qian                          43             Director                                      2002

         Mr. Wing Cheong Ho, our founder, has served as our Chairman of the Board since 2000. He has over 11 years of experience in the printed circuit board ("PCB") industry in Hong Kong as well as in China. Before founding Advanced Technology, a wholly-owned subsidiary of ours, in 1991, he worked as a sales manager for a PCB manufacturer listed on the Hong Kong Exchange. He is responsible for the our overall business strategy and marketing. He is the brother of Mr. Wing Hung Ho and Mr. Wing Man Ho.

         Mr. Wing Hung Ho has served as one of our directors since 1996. He has over 15 years of experience in production management and is currently taking a major role in managing Advanced Technology's manufacturing plant in China. Prior to joining the Company in July 1998, he was a director and shareholder of a garment manufacturer. He is responsible for our product development and production. He is the brother of Mr. Wing Cheong Ho and Mr. Wing Man Ho.

         Mr. Kin Hung Lai has served as one of our directors since 2001. Since 1993 he has owned his own accounting firm, Francis K. Lai CPA office. Prior to this, Mr. Lai worked for several US companies, including Echo Design Group in 1990, Golodetz Trading Corp. in 1989, and David Lieb and Company in 1988. Mr. Lai has over 15 years of experience in the fields of finance and accounting.

         Mr. Wing Man Ho served as a director of Smartfit Industrial Ltd., a medical and textile products trading company, from 1999 until 2001. Prior to that, he served as Manager of Wonderful Network Ltd., also a medical and textile products trading company, from 1993 to 1999. He is the brother of Mr. Wing Cheong Ho and Mr. Wing Hung Ho.

         Mr. Hong Liang Qian has served as Manager of Jiangyin Jingtai Liminated Board Co. Ltd., now a subsidiary of Advanced Technology International Holdings Ltd. since 1996.

EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The following sets forth certain biographical information regarding each of our executive officers, who is not a director, and other key employees, including his or her principal occupation and business experience for the last 5 years. Information pertaining to Wing Cheong Ho, Wing Hung Ho, Kin Hung Lai, Wing Man Ho and Hong Liang Qian may be found in the Section titled "Directors".

         Mr. Wing Kui Chan is the financial controller of Fu Cheong and its subsidiaries. Mr. Chan is responsible for overseeing the accounting activities of Fu Cheong and its subsidiaries. Prior to joining Fu Cheong in April 2001, he was the financial manager in the finance department of a Hong Kong company for over 5 years. He holds a masters degree in accounting from the University of Wollongong, Australia.

         Mr. Chuk Nam Kewin Chan is the engineering manager of Fu Cheong and its subsidiaries. Mr. Chan is responsible for engineering and research and development operations. He has over 15 years of experience in PCBs engineering co-ordination and joined us in July 1998.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

         Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of our shares to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our outstanding common stock and other equity on Forms 3, 4 and 5, respectively. Such executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. To the best of our knowledge (based solely upon a review of the Form 3, 4 and 5 filed), no officer, director or 10% beneficial shareholder failed to file on a timely basis any reports required by Section 16(a) of the Exchange Act during the year ended December 31, 2001.

DIRECTOR COMPENSATION

         Directors who are also officers of the Company are not paid any compensation for attendance at directors' meetings or for attending or participating in any committee meetings but will be eligible to participate in the 2002 Plan.

EXECUTIVE COMPENSATION.

         The following table summarizes information concerning compensation for all services rendered in all capacities to the Company and its subsidiaries for the last three fiscal years for Mr. Wing Cheong Ho, our President and Chairman, and the four most highly compensated executive officers other than Mr. Wing Man Ho who were serving as executive officers at the end of fiscal year 2001 each of whose compensation exceeded $100,000 of salary and bonus during the year ended December 31, 2001 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------------------

                           Annual Compensation                                 Long-Term Compensation
----------------------------------------------------------------------------------------------------------------------------
                                                                Other Annual   Restricted        Securities
Name and                             Salary       Bonus         Compensation   Stock             Underlying    All Other
Principal Position         Year       ($)          ($)          ($)            Awards ($)        Options (#)   Compensation
----------------------------------------------------------------------------------------------------------------------------
Wing Cheong Ho,            2001       $126,667     --           $234,967       --                --            --
     President and
     Chairman of the       2000       $125,806     --           $212,129       --                --            --
     Board
                           1999       $125,806     --           $239,742       --                --            --
----------------------------------------------------------------------------------------------------------------------------

         Neither Score One nor any subsidiary maintains or has maintained in the past, any employee benefit plans. Accordingly, no options were granted or exercised during the year ended December 31, 2001.

         During the year ended December 31, 2001, certain corporate actions were conducted by unanimous written consent of the Board. Directors receive no compensation for serving on the Board, but are reimbursed for any out-of-pocket expenses, if any, incurred in attending board meetings. The Board has established an audit committee which consists of Kin Hung Lai and Hong Liang Qian.

EMPLOYMENT AGREEMENTS

         Fu Cheong International Holdings Ltd., a subsidiary of Advanced Technology, has entered into a service agreement with the following Named Executive Officer: Mr. Wing Cheong Ho. The agreement has an initial term of three years, commencing on August 1, 2001, and continuing thereafter unless terminated by either party upon three months prior written notice. The minimum annual base salary is HK$1,950,000 for Mr. Wing Cheong Ho. After July 31, 2002, at the discretion of the Board, this base salary is subject to annual increase of no more than fifteen percent of the annual salary immediately prior to such increase. Mr. Wing Cheong Ho has waived any difference between the annual salary stated in his service agreement and his actual compensation paid.

MEETINGS OF THE BOARD

         During the fiscal year ended December 31, 2001, the Board held two meetings and each of the Directors attended all of the meetings.

AUDIT COMMITTEE

         The Audit Committee consists of two directors: Kin Hung Lai and Hong Liang Qian. Mr. Kin Hung Lai is an independent director under the rules of the American Stock Exchange (the "AmEx"). Mr. Hong Liang Qian is not independent under the rules of the AmEx. The Audit Committee (i) recommends to the Board the conditions, compensation and term of appointment of independent certified public accountants for the audit of our financial statements, (ii) reviews our examination reports prepared by regulatory authorities, and (iii) provides the Board with such assistance as is necessary with respect to our corporate and reporting practices. The Audit Committee may also from time to time confer with the auditors to exchange views relating to the scope and results of the audit. The Audit Committee operates through a written charter, a copy of which is attached to the Company's Proxy Statement as Exhibit A. During the fiscal year ended December 31, 2001, the Audit Committee did not hold any meetings and did not take action by written consent. See "Audit Committee Report."

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

         During the years ended December 31, 2000 and 2001, Yue Fung Development Limited ("YFD"), which beneficially owns 25% of our shares purchased HK$5,712,000 and HK$3,359,000, respectively, of our PCBs which represented 3.6% and 1.5%, respectively, of total sales for these periods. The unit price of the sales between us and the YFD are determined on an arm's length basis, on normal commercial terms or terms no more favorable than those available to independent third parties and, in cases where there is no available comparison, we believe they are on fair and reasonable terms.

         As of December 31, 2001 and December 31, 2000, monies due from certain directors and shareholders in the amounts of $94,073 and $102,281, respectively, were unsecured, interest-free and had no fixed terms of repayment.

         On February 18, 2000, Mr. Wing Cheong Ho and Ms. Yuet Hing Chan, the spouse of Mr. Wing Hung Ho, sold to Holyworld, an aggregate of 30% of the equity interests in Advanced Technology and HK$3,000,000 of loans owing by Advanced Technology to Mr. Ho and Ms. Chan for an aggregate consideration of HK$57,330,000. The purchase price was based upon a price earnings multiple of 7 times of the unaudited profits of Advanced Technology of about HK$27.3 million for the year ended December 31, 1999 (but no independent valuation was made in respect thereof). The consideration was satisfied partly by the issuance of 80,000,000 shares in the capital of YFD at an issue price of HK$0.60 each, partly by payment of cash of HK$3,000,000 and the remaining balance by the transfer of certain machinery and moulds from the YFD worth approximately HK$6,330,000. The equity interests in Advanced Technology held by the YFD were subsequently transferred to us and in return for the equity interest in I.World on August 25, 2000. For the three years ended December 31, 2001, the aggregate sales made by Fu Cheong and its subsidiaries to the Yue Fung Group accounted for approximately 4.3%, 3.6% and 1.5%, respectively, of our sales for these periods.

         During each of the three years ended December 31, 2001, we incurred bank interest expenses for a bank loan of approximately HK$4.0 million drawn on behalf of Mr. Wing Cheong Ho at no consideration under certain of our banking facilities. The corresponding bank interest expenses incurred by us during the three years ended December 31, 2001 have not been included as part of the directors' compensation. Had interest in the above bank loan drawn on Mr. Wing Cheong Ho's behalf been charged during the three years ended December 31, 2001, we would have received interest, net of tax, of approximately HK$398,000, HK$410,000 and HK$94,000, respectively, for each of the three years ended December 31, 2001. Mr. Wing Cheong Ho repaid the above bank loan and the interest incurred in full in July 2001.

         In March 2001, our Fortune (BVI) subsidiary entered into a lease agreement with Grand Link whereby Grand Link has agreed to lease Unit 2, 34th Floor, Cable TV Tower, No. 9 Hoi Shing Road, Tsuen Wan, New Territories, Hong Kong (the "Grand Link property") to Fortune (BVI), at the rent of HK$25,000 per month for the period from August 1, 2000 to May 31, 2001 and HK$20,000 per month for the period from June 1, 2001 to July 31, 2002, exclusive of rates, government rent, property tax and management fees. The Grand Link property is used by us as our principal executive officers and as a warehouse. Grand Link is a company owned by Mr. Wing Hung Ho and Mr. Wing Cheong Ho respectively. An independent professional valuer has confirmed that the rental payable for the said premises is fair and reasonable and is at the prevailing market rental payable for similar premises.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of the Company is composed of one non-employee director and one employee director. The Audit Committee operates under a written charter adopted by the Board, and is responsible for overseeing the Company's financial reporting process on behalf of the Board. The members of the Audit Committee are Kin Hung Lai and Hong Liang Qian. Each year, the Audit Committee recommends to the Board, subject to shareholder ratification, the selection of the Company's independent auditors.

         Management is responsible for the Company's financial statements and the financial reporting process, including internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards in the United States and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has held discussions with management and Clancy, the Company's independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with Clancy the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, "Communication with Audit Committees" and SAS No. 90, "Audit Committee Communications." These matters included a discussion of Clancy's judgments about the quality (not just the acceptability) of the Company's accounting principles as applied to financial reporting.

         Clancy also provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Clancy that firm's independence. The Audit Committee further considered whether the provision by Clancy of the non-audit services described elsewhere in this Proxy Statement is compatible with maintaining the auditors' independence.

         Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the disclosures by the independent auditors to the Audit Committee, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended the selection of Clancy as the Company's independent auditors for 2002, subject to shareholder ratification.

                                                        AUDIT COMMITTEE

                                                        Kin Hung Lai
                                                        Hong Liang Qian

                              OVERVIEW OF PROPOSALS

         This Proxy Statement contains four proposals requiring shareholder action. Proposal No. 1 requests the election of two directors to the Company's Board. Proposal No. 2 requests the approval of an amendment to the Company's Article of Incorporation to increase the number of shares of the Company's Common Stock. Proposal No. 3 requests ratification of the 2002 Plan. Proposal No. 4 requests ratification of the appointment of the Company's independent auditors.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The election of Directors will be by a plurality vote which means that the five nominees for directors receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Pursuant to our By-laws, the number of directors constituting the full Board is determined from time to time by the Board or by the shareholders at any meeting. The number of Directors is currently fixed by the Board at five. At the Annual Meeting, action will be taken to elect a Board consisting of the five incumbent directors, Wing Cheong Ho, Wing Hung Ho, Kin Hung Lai, Wing Man Ho and Hong Liang Qian. All directors will serve until the next Annual Meeting of Shareholders and until their respective successors shall be duly elected and shall qualify.

         Each of the incumbent directors has consented to be named a nominee in this Proxy Statement and to serve as a director if elected. It is the intention of the persons named in the accompanying form of proxy, unless shareholders otherwise specify by their proxies, to vote for the election of the nominees named below. The Board has no reason to believe that any of the persons named will be unable or unwilling to serve as a director. Should any of the nominees be unable or unwilling to serve, it is intended that the proxies will be voted for the election of a substitute nominee or nominees selected by the Board or the Board may be reduced in accordance with our By-laws. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was selected as a director or officer.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE ELECTION TO THE BOARD OF ALL NOMINEES NAMED ABOVE.

                                 PROPOSAL NO. 2

  AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED
               SHARES OF COMMON STOCK FROM 515,625 TO 50,000,000

         On July 23, 2002, the Board unanimously voted to recommend to the shareholders that the Articles of Incorporation be amended to increase the number of authorized shares of Common Stock from 515,625 to 50,000,000 shares.

        The authorized Common Stock of the Company currently consists of 515,625 shares of Common Stock of which 249,198 shares were outstanding at March 31, 2002, and no shares were reserved for issuance under outstanding warrants, options and convertible securities.


        The Board has expressed its intention to approve a stock dividend (the "Stock Dividend"), pursuant to which, on a date to be established by the Company, the Company will grant each shareholder of the Company a minimum of five (5) and a maximum of twenty (20) shares of Common Stock, in the sole discretion of the Board, for each share of Common Stock owned by such shareholder. In addition, certain convertible securities of the Company will be convertible into between five (5) and twenty (20) shares of Common Stock for each share of Common Stock for which it is currently convertible. The purpose of the Stock Dividend, among other things, is to increase the public float of the Common Stock in anticipation of the Company's intended listing with the American Stock Exchange or another national exchange. Therefore, the Company must increase its number of authorized shares of Common Stock to effect the Stock Dividend.

        Furthermore, the Board believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in the Company's capital structure than now exists. The authorization of additional shares of Common Stock is desirable in order to have a substantial number of authorized shares available for issuance from time to time without further shareholder approval in connection with possible future distributions to shareholders (including additional stock splits), financings, joint ventures, strategic alliances, acquisitions, public or private offerings, employee benefit plans and other corporate opportunities that may present themselves in the future. Having additional authorized shares available for issuance in the future would give the Company greater flexibility and allow shares of Common Stock to be issued without the expense and delay of shareholder action at a special meeting of shareholders unless such action is required by applicable law or the rules of any stock exchange on which the Common Stock may be listed. Such a delay might deprive the Company of the flexibility the Board views as important in facilitating the effective use of the Company's shares. Except as described above, the Company has no plans, understandings, agreements or arrangements concerning the issuance of additional shares of Common Stock not previously authorized for issuance by the Board.

        Another effect of the proposed amendment would be that the Board would have the authority, subject to the limitations set forth above, to issue additional shares of Common Stock that would dilute the voting power of outstanding shares, and thereby possibly impede a proposed tender offer or other attempt by a third party to gain control of the Company without Board approval. A portion of such additional shares could, for example, be privately placed with purchasers who might side with the Board in opposing a hostile takeover bid and thus preserve the control of the then existing management. The mere existence of the additional authorized shares of Common Stock could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares of Common Stock also could be used to dilute the stock ownership of a person or entity seeking to obtain control. Accordingly, a future transaction which some, or even a majority, of the holders of Common Stock might deem to be in their best interest, or which such holders might have the opportunity to receive a premium for their shares over the then market price, might be impeded. As of the date hereof, the Company is not aware of any proposed tender offer or other attempt to take control of the Company. Holders of the Common Stock have no preemptive rights with respect to any shares which may be issued in the future. Under Nevada law, shareholders are not entitled to dissenter's rights with respect to the proposed amendment to the Articles of Incorporation.

         The Board cannot predict what effect, if any, the increase in the number of authorized shares of Common Stock will have on the market price of the Common Stock. An increase in the number of authorized shares of Common Stock may have a depressive effect on the market price of the Common Stock. The issuance of additional shares of Common Stock without further approval of the shareholders would also require the Board to make any determination to issue shares of Common Stock based on its judgment as to the best interests of the Company and the shareholders.


         The additional Common Stock to be authorized by adoption of the proposed amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Common Stock outstanding such as dilution of the earnings per share and percentage share of voting rights of current holders of Common Stock. If the proposed amendment is adopted, it will become effective upon filing of a Certificate of Amendment to the Company's Articles of Incorporation (the "Amendment") with the State of Nevada. The form of the Amendment is attached hereto as Exhibit B.


         If the Amendment is approved by the shareholders, the first sentence of
Section 4.01 of Article IV of the Articles of Incorporation, following the sub-heading "Number and Class", will be amended to read as follows:

               The total number of shares of authorized capital stock of the Corporation shall consist of two classes: Common Stock in the amount of fifty million (50,000,000) shares, $0.001 par value per share, and Preferred Stock in the amount of five million (5,000,000) shares, $0.001 par value per share.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is required to authorize the proposed increase in the authorized number of shares of Common Stock.

         THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSED INCREASE IN AUTHORIZED SHARES OF COMMON STOCK.

                                 PROPOSAL NO. 3

            PROPOSAL TO ADOPT THE COMPANY'S 2002 STOCK INCENTIVE PLAN

         Our Board proposes that you approve the adoption of the 2002 Plan. The following is a fair and complete summary of the 2002 Plan as proposed. This summary is qualified in its entirety by reference to the full text of the 2002 Plan, which appears as Exhibit C to this document.

GENERAL

         Purpose: The purpose of the 2002 Plan as proposed is to promote our long-term growth and profitability by providing key people with incentives to improve shareholder value and contribute to our growth and financial success and by enabling us to attract, retain and reward the best available people.

         Shares Available under the Plan: The maximum number of shares of common stock that we may issue with respect to awards under the 2002 Plan is 5,000,000 shares. We will reserve such number of shares for awards under the 2002 Plan. The maximum number of shares of common stock subject to awards of any combination that may be granted under the proposed 2002 Plan during any fiscal year to any one individual is limited to 500,000. These limits will be adjusted to reflect any stock dividends, split-ups and reverse stock split, unless the Board determines otherwise. If any award, or portion of an award, under the 2002 Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of common stock are surrendered to us in connection with any award (whether or not such surrendered shares were acquired pursuant to any award), or if any shares are withheld by the Company, the shares subject to such award and the surrendered or withheld shares will thereafter be available for further awards under the 2002 Plan. Those shares that are surrendered to or withheld by the Company, or that are forfeited after issuance, however, will not be available for incentive stock options. As of July 23, 2002, the fair market value of a share of common stock, determined by the last reported sale price per share of common stock on such date as quoted on the OTC Bulletin Board, was $16.00.

         Administration: The proposed 2002 Plan will be administered by our Board or by a committee or committees as the Board may appoint from time to time. The administrator has full power and authority to take all actions necessary to carry out the purpose and intent of the 2002 Plan, including, but not limited to, the authority to: (i) determine who is eligible for awards, and the time or times at which such awards will be granted; (ii) determine the types of awards to be granted; (iii) determine the number of shares covered by or used for reference purposes for each award; (iv) impose such terms, limitations, restrictions and conditions upon any such award as the administrator deems appropriate; (v) modify, amend, extend or renew outstanding awards, or accept the surrender of outstanding awards and substitute new awards (provided however, that, except as noted below, any modification that would materially adversely affect any outstanding award may not be made without the consent of the holder);
(vi) accelerate or otherwise change the time in which an award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an award following termination of any grantee's employment or consulting relationship; and (vii) establish objectives and conditions, if any, for earning awards and determining whether awards will be paid after the end of a performance period.

         In the event of changes in our common stock by reason of any stock dividend, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the administrator may make adjustments to the number and kind of shares reserved for issuance or with respect to which awards may be granted under the 2002 Plan, in the aggregate or per individual per year, and to the number, kind and price of shares covered by outstanding award.

         Without the consent of holders of awards, the administrator in its discretion is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting us, or our financial statements or those of any of our affiliates, or of changes in applicable laws, regulations, or accounting principles, whenever the administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2002 Plan.

         Participation: Participation in the 2002 Plan will be open to all of our employees, officers, directors and other individuals providing bona fide services to us or any of our affiliates, as the administrator may select from time to time. As of June 30, 2002, all directors and approximately 640 employees would be eligible to participate in the 2002 Plan.

TYPE OF AWARDS

         The 2002 Plan as proposed would allow for the grant of stock options, stock appreciation rights, stock awards, phantom stock awards and performance awards. The administrator may grant these awards separately or in tandem with other awards. The administrator will also determine the prices, expiration dates and other material conditions governing the exercise of the awards. We, or any of our affiliates, may make or guarantee loans to assist grantees in exercising awards and satisfying any withholding tax obligations arising from awards.

         Stock Options: The proposed 2002 Plan allows the administrator to grant either awards of incentive stock options, as that term is defined in section 422 of the Internal Revenue Code, or nonqualified stock options; provided, however, that only our employees or employees of our subsidiaries may receive incentive stock option awards. Options intended to qualify as incentive stock must have an exercise price at least equal to fair market value on the date of grant, but nonqualified stock options may be granted with an exercise price less than fair market value. The terms of a stock option agreement, as determined by the administrator with respect to each option, may permit the option holder to pay the exercise price in cash, by tendering shares of common stock, by a combination of cash and shares, or by any other means the administrator approves.

         Stock Appreciation Rights: The proposed 2002 Plan allows the administrator to grant awards of stock appreciation rights which entitle the holder to receive a payment in cash, in shares of common stock, or in a combination of both, having an aggregate value equal to the spread on the date of exercise between the fair market value of the underlying shares on that date and the base price of the shares specified in the grant agreement.

         Stock and Phantom Stock Awards: The proposed 2002 Plan allows the administrator to grant restricted or unrestricted stock awards, or awards denominated in stock-equivalent units to eligible participants with or without payment of consideration by the grantee. Stock awards and phantom stock awards may be paid in cash, in shares of common stock, or in a combination of both.

         Performance Awards: The proposed 2002 Plan allows the administrator to grant performance awards which become payable in cash, in shares of common stock, or in a combination of both, on account of attainment of one or more performance goals established by the administrator. The administrator may establish performance goals based on our operating income, or that of our affiliates, or one or more other business criteria the administrator may select that applies to an individual or group of individuals, a business unit, or us or our affiliate as a whole, over such performance period as the administrator may designate.

         Other Stock-Based Awards: The proposed 2002 Plan allows the administrator to grant stock-based awards which may be denominated in cash, common stock, or other securities, stock equivalent units, stock appreciation units, securities or debentures convertible into common stock, or any combination of the foregoing. These awards may be paid in common stock or other securities, in cash, or in a combination of common stock, other securities and cash.

AWARDS UNDER THE PLAN

         Because participation and the types of awards available for grant under the 2002 Plan as proposed are subject to the discretion of the administrator, the benefits or amounts that any participant or groups of participants may receive if the 2002 Plan is approved are not currently determinable.

AMENDMENT AND TERMINATION

         Our Board may terminate, amend or modify all or any provision of the 2002 Plan at any time.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a general summary of the current federal income tax treatment of stock options, which would be authorized for grants under the 2002 Plan as proposed, based upon the current provisions of the Internal Revenue Code and regulations promulgated thereunder.

         Incentive Stock Options: Incentive stock options under the 2002 Plan are intended to meet the requirements of section 422 of the Internal Revenue Code. No tax consequences result from the grant of the option. If an option holder acquires stock upon exercise, the option holder will not recognize income for ordinary income tax purposes (although the difference between the option exercise price and the fair market value of the stock subject to the option may result in alternative minimum tax liability to the option holder) and they will not be allowed a deduction as a result of such exercise, provided that the following conditions are met: (a) at all times during the period beginning with the date of the granting of the option and ending on the day three months before the date of such exercise, the option holder is our employee or an employee of one of our subsidiaries; and (b) the option holder makes no disposition of the stock within two years from the date of the option grant nor within one year after the transfer of the stock to the option holder. The three-month period extends to one year in the event of disability and is waived in the event of death of the employee. If an option is modified to give the option holder additional benefits, the modification may be deemed to be the granting of a new option for purposes of determining the two-year holding period. If the option holder sells the stock after complying with the conditions as discussed above, any gain realized over the price paid for the stock ordinarily will be treated as capital gain, and any loss will be treated as capital loss, in the year of the sale.

         If the option holder fails to comply with the employment requirement discussed above, the tax consequences will be substantially the same as for a nonqualified option, discussed below. If the option holder fails to comply with the holding period requirements discussed above, the option holder will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the stock on the date of the exercise of the option over the exercise price or (ii) the excess of the amount realized upon such disposition over the adjusted tax basis of the stock. Any additional gain ordinarily will be recognized by the option holder as capital gain, either long-term or short-term, depending on the holding period of the shares. If the option holder is treated as having received ordinary income because of his or her failure to comply with either condition above, we will be allowed an equivalent deduction in the same year.

         Nonqualified Stock Options: No tax consequences result from the grant of the option. An option holder who exercises a nonqualified stock option with cash generally will realize compensation taxable as ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and we will be entitled to a deduction from income in the same amount in the fiscal year in which the exercise occurred. The option holder's basis in these shares will be the fair market value on the date income is realized, and when the holder disposes of the shares he or she will recognize capital gain or loss, either long-term or short-term, depending on the holding period of the shares.

         Disallowance of Deductions: The Internal Revenue Code disallows deductions for publicly held corporations with respect to compensation in excess of $1,000,000 paid to the corporation's chief executive officer and its four other most highly compensated officers. However, compensation payable solely on account of attainment of one or more performance goals is not subject to this deduction limitation if the performance goals are objective, preestablished and determined by a compensation committee comprised solely of two or more outside directors, the material terms under which the compensation is to be paid are disclosed to the shareholders and approved by a majority vote, and the compensation committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid. Under this exception, the deduction limitation does not apply with respect to compensation otherwise deductible on account of stock options and stock appreciation rights granted at fair market value under a plan, such as the proposed 2002 Plan, that limits the number of shares that may be issued to any individual and which is approved by the corporation's shareholders.

         Once a quorum is present, the affirmative vote of a majority of the common stock of the Company present in person or represented by proxy voting at the Annual Meeting is required for adoption of the 2002 Plan.

         OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ADOPTION OF THE 2002 STOCK INCENTIVE PLAN.

                                   PROPOSAL 4
        RATIFICATION OF THE APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC
                                  ACCOUNTANTS

         Effective August 2, 2001, we accepted the resignation of Blackman, Kalick, Bartelstein LLP ("BKL") as our independent accountants. Effective August 9, 2001, we engaged Clancy and Co., P.L.L.C. ("Clancy") as our new independent accountants. The resignation of BKL and the retention of Clancy were accepted and approved, respectively, by our Board, subject to ratification by the shareholders. Prior to the engagement of Clancy, neither we nor anyone on our behalf consulted with such firm regarding the application of accounting principles to a specified transaction, either completed or uncompleted, or type of audit opinion that might be rendered on our financial statements.

         BKL audited our financial statements for the period from June 1, 2000 to December 31, 2000. BKL's report for this period did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

         During the period from June 1, 2000 to December 31, 2000 and the period from January 1, 2001 to August 2, 2001, there were no disagreements with BKL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BKL, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on our financial statements. In addition, there were no such events as described under
Item 304(a)(1)(iv)(B) of Regulation S-B for the period from June 1, 2000 to December 31, 2000 and the subsequent interim period through August 2, 2001.

         As previously disclosed on Form 8-K filed with the SEC on November 24, 2000, BDO International ("BDO") audited our consolidated balance sheets as of May 31, 2000 and December 31, 1999, and the related consolidated statements of operations, stockholders' equity and cash flows for the five-month period ended May 31, 2000 and the year ended December 31, 1999. BDO's reports for this period did not contain an adverse opinion on a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles. During the period from June 1, 2000 to October 17, 2000 and the period from January 1, 2000 to May 31, 2000, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(iv)(B) of Regulation S-B during the period from January 1, 2000 to May 31, 2000 and the subsequent interim periods through October 17, 2000.

         BKL provided us with a letter addressed to the SEC stating that it agreed with the statements made by us in response to Item 304(a) regarding its involvement with us as independent accountants and BKL's letter was filed as an exhibit to our Current Report on Form 8-K/A dated September 5, 2001 and is incorporated herein by reference.

         Audit Fees: The aggregate fees for professional services rendered by Clancy in connection with its audit of our consolidated financial statements and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q for the 2001 fiscal year was approximately $33,500.

         Financial Information Systems Design and Implementation: The Company incurred no expense in respect of professional services rendered by Clancy relating to designing, implementing managing and/or operating the Company's information systems or local area network for the 2001 fiscal year.

         All Other Fees: There were no fees for professional services rendered by Clancy relating to any other non-audit services, including tax-related services for the 2001 fiscal year.

         A representative of Clancy is not expected to be present at the meeting.

         Once a quorum is present, the affirmative vote of a majority of the common stock of the Company present in person or represented by proxy voting at the Annual Meeting is required for ratification of the appointment of Clancy.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF CLANCY AND CO., P.L.L.C.

                                  OTHER MATTERS

         Our 2001 Annual Report is being mailed to shareholders contemporaneously with this Proxy Statement. We know of no other matters to be brought before the Annual Meeting. If other matters should properly come before the Annual Meeting, proxies will be voted on such matters in accordance with the best judgment of the persons appointed by the proxies.

                              COST OF SOLICITATION

         We will bear all costs in connection with the solicitation of proxies for the Annual Meeting. We intend to request brokerage houses, custodians, nominees and others who hold stock in their names to solicit proxies from the persons who own stock, and such brokerage houses, custodians, nominees and others will, at their request, be reimbursed for their out-of-pocket expenses and reasonable clerical expenses. In addition to the use of the mails, solicitation may be made by our employees personally or by mail or telephone to the extent necessary in order to assure sufficient representation. No outside proxy solicitation firm is expected to be employed by us in respect of the Annual Meeting as of the date of this Proxy Statement.

                SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

         Shareholder proposals for the 2003 Annual Meeting must be received by us at our principal executive offices set forth above not later than January 1, 2003 in order to be included in our proxy materials.

By Order of the Board of Directors,

Wing Hung Ho
Secretary

Dated: August 7, 2002

PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY

                                                                       EXHIBIT A

                                 SCORE ONE, INC.

                             AUDIT COMMITTEE CHARTER

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Score One, Inc. (the "Corporation") will have the oversight responsibility, authority and duties described in this Charter.

Purpose

The primary purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (the "SEC"); (ii) the system of internal accounting and financial controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between the independent accountants, financial management and the Board. The Committee's responsibility is one of oversight, recognizing that the Corporation's management is responsible for preparing the Corporation's financial statements and that the independent accountants are responsible for auditing those financial statements. The independent accountants are ultimately accountable to the Committee and the Board for such accountants' audit of the financial statements of the Corporation.

Composition

The Committee shall be appointed annually by the Board and shall be comprised of at least three directors, if the Corporation does not meet the "small business issuer" requirements under Regulation S-B, or two directors, if the Corporation meets the "small business issuer" requirements under Regulation S-B. If the Corporation is listed, or is applying to be listed, on a securities exchange (the "Exchange") and the Exchange or the SEC requires the directors to be independent or meet any other requirements, then each of the directors shall meet the "independence" requirements of the Exchange or the SEC and any other applicable requirements thereof. At all times, at least one member of the Committee will possess accounting or financial management expertise as defined by the AmEx. The Board shall designate one member as Chair of the Committee.

Meetings

The Committee shall hold meetings as deemed necessary or desirable by the Chair of the Committee. In addition to such meetings of the Committee as may be required to perform the functions described under "Duties and Powers" below, the Committee shall meet at least annually with the chief financial officer and the independent accountants to discuss any matters that the Committee or any of these persons or firms believe should be discussed. The Committee may, at its discretion, meet in executive session with or without the presence of the independent accountants or corporate officers.

Duties and Powers

The following shall be the principal recurring functions of the Committee in carrying out its oversight responsibilities. The functions are set forth as a guide with the understanding that the Committee may modify or supplement them as appropriate.

Independent Accountants

         1. Review the performance of the independent accountants and make recommendations to the Board regarding the appointment or termination of the independent accountants. The outside auditor for the Corporation remains ultimately accountable to the Board and the Committee. The Board has the ultimate authority to select, evaluate and, where appropriate, replace the outside auditor, or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement.

         2. Ensure that the independent accountants prepare and deliver at least annually a formal written statement delineating all relationships between the independent accountants and the Corporation addressing at least the matters set forth in Independence Standards Board, Standard No. 1, Independence Discussions with Committees, as amended.

         3. Discuss with the independent accountants any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and recommend that the Board take appropriate action in response to the independent accountants' report to satisfy itself of the independent accountants' independence.

         4. Obtain from the independent auditors assurance that the audit was conducted in accordance with auditing standards generally accepted in the United States and rules and regulations set forth in Section 10A of the Securities Exchange Act of 1934, as amended.

         5.       Review the fees charged by the independent accountants.

Financial Statement and Reports

         6. Receive and review from management and the independent accountants a timely analysis of significant financial reporting issues and practices.

         7. Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Committees, as amended.

         8.       Meet with management and/or the independent accountants to:

                           (i) review the annual audit plans of the independent accountants;

                           (ii) discuss the annual consolidated financial statements;

                           (iii) discuss any significant matters arising from any audit or report or communication referred to in items 6 or 7 above relating to the consolidated financial statements;

                           (iv) discuss significant proposed or contemplated changes to the Corporation's accounting principles, policies, controls, procedures, practices and auditing plans; and

                           (v)      inquire about significant risks and
                                    exposures, if any, and the steps taken to monitor and minimize such risks.

Reporting and Recommendations

         12. Determine, based on the reviews and discussions noted above, whether to recommend to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K/SB for filing with the SEC.

         13. Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Corporation's Quarterly Report on Form 10-Q/SB (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the Committee for purposes of this review.

         14. Prepare any report, including any recommendation of the Committee, required by the rules of the SEC to be included in the Corporation's annual proxy statement.

         15. Maintain minutes or other records of meetings and activities of the Committee.

         16. Report its activities to the Board on a regular basis and make such recommendations with respect to the above and other matters and take such other actions as the Committee or the Board may deem necessary or appropriate.

         17. Report the name of every Committee member below the Committee report.

         18. Certify that the Committee has adopted and complies with (i) all of the rules and regulations of the applicable stock exchange on which the Corporation is listed or intends to be listed and (ii) a formal written Committee charter and that the Committee annually reviews and reassesses the charter's adequacy.


         19. Include a copy of this charter in the annual report to stockholders or the proxy statement (at least triennially or the year after any significant amendment to the charter).


         20. Report the results of the annual audit to the Board. If requested by the Board, invite the independent accountants to attend the full Board meeting to assist in reporting the results of the annual audit or to answer other directors' questions. Alternatively, the other directors, particularly the other independent directors, may be invited to attend the Committee meeting during which the results of the annual audit are reviewed.

         21. Prepare any report the SEC requires the Corporation publish in its annual proxy statement, including but not limited to a report of the Committee placed in the Corporation's proxy statement for its annual meeting of stockholders, disclosing whether (1) the Committee has reviewed and discussed with management and the independent accountants, as well as discussed within the Committee (without management or the independent accountants present) the financial statements and the quality of accounting principles and significant judgements affecting the financial statements; (2) the Committee discussed with the accountants the independence of the accountants; and (3) based upon the Committee's review and discussions with management and the independent accountants, the Committee had recommended to the Board that the Corporation include the audited financials in its annual Form 10-K/SB report.

Resources and Authority

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent accountants for special audits, review and other procedures and to retain special counsel and other experts or consultants. Although the Committee has the powers and responsibilities this charter establishes, the Committee has no duty to:

                  (i) plan or conduct audits. The Corporation's independent accountants are responsible for planning and conducting audits.

                  (ii) determine that the Corporation's financial statements are accurate, complete, or produced according to generally accepted accounting principles. The Corporation's management has this responsibility.

                  (iii) ensure that the Corporation complies with all laws, regulations, and the Corporation's code of ethical conduct. These responsibilities also rest with the Corporation's management.

Annual Review

The Committee shall review, on at least an annual basis, this Charter and the scope of the responsibilities of this Committee. Any proposed changes, where indicated, shall be referred to the Board for appropriate action.

                                                                      EXHIBIT B

                            CERTIFICATE OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                                 SCORE ONE, INC.

                (Filed Pursuant to Sections 78.385 and 78.390 of
               the General Corporation Law of the State of Nevada)

         Pursuant to the provisions of Sections 78.385 and 78.390 of the General Corporation Law of the State of Nevada, Score One, Inc., a corporation organized and existing under the General Corporation Law of the State of Nevada (the "Corporation"), does hereby certify that:

         1.    The name of the Corporation is "Score One, Inc."

         2. The first sentence of Section 4.01 of Article IV, following the sub-heading "Number and Class" of the Corporation's Articles of Incorporation, is hereby deleted in its entirety and replaced with the following sentence:

                              The total number of shares of authorized capital
                        stock of the Corporation shall consist of two classes:
                        Common Stock in the amount of fifty million (50,000,000) shares, $0.001 par value per share, and Preferred Stock in the amount of five million (5,000,000) shares, $0.001 par value per share.

         3. This amendment of the Articles of Incorporation of the Corporation was authorized by unanimous written consent of the Board of Directors.

         4. This amendment of the Articles of Incorporation of the Corporation was adopted by majority vote of shareholders of the Corporation on August 17, 2002 in the manner prescribed by Nevada law. The number of shares of the Corporation outstanding and entitled to vote at the time of the adoption of said amendment was 249,198. The number of shares voted for such amendment was ________, ________ shares voted against such amendment and _____ shares were withheld from voting.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Articles of Incorporation on behalf of the Corporation as of August ___, 2002.

                                   SCORE ONE, INC.

                                   By: ________________________
                                           Wing Cheong Ho
                                           President and Chief Executive Officer

                                                                      EXHIBIT C

                                 SCORE ONE, INC.
                            2002 STOCK INCENTIVE PLAN

1.       ESTABLISHMENT, PURPOSE AND TYPES OF AWARDS

         SCORE ONE INC., a Nevada corporation (the "Company"), hereby establishes the 2002 STOCK INCENTIVE PLAN (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve shareholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best-available persons.

         The Plan permits the granting of stock options (including incentive stock options qualifying under Code Section 422 and nonqualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, other stock-based awards, or any combination of the foregoing.

2.       DEFINITIONS

         Under this Plan, except where the context otherwise indicates, the following definitions apply:

         (a) "Affiliate" shall mean any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, "control" shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

         (b) "Award" shall mean any stock option, stock appreciation right, stock award, phantom stock award, performance award, or other stock-based award.

         (c) "Board" shall mean the Board of Directors of the Company.

         (d) "Change in Control" means:

             (i) an acquisition (other than from the Company) in a transaction, or a series of related transactions, by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), (excluding for this purpose, (A) the Company or its subsidiaries, (B) any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the then outstanding voting securities of the Company entitled to vote generally in the election of directors) of beneficial ownership, within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 50% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (the "Company Voting Stock");

             (ii) the effective time of any merger, share exchange, consolidation or other reorganization or business combination of the Company if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who held the Common Stock immediately prior to such transaction;

             (iii) the closing of a sale or conveyance of all or substantially all of the assets of the Company;

             (iv) individuals who were the Board's nominees for election as directors immediately prior to a meeting of the shareholders of the Company involving an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, cease to constitute a majority of the Board following the election; or

             (v)    the dissolution or liquidation of the Company;

provided, however, that the term "Change in Control" does not include a public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933.

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

         (f) "Common Stock" shall mean shares of common stock of the Company, par value $0.001 per share.

         (g) "Fair Market Value" shall mean, with respect to a share of the Company's Common Stock for any purpose on a particular date, the value determined by the Administrator in good faith. However, if the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and listed for trading on a national exchange or market, "Fair Market Value" shall mean, as applicable, (i) either the closing price or the average of the high and low sale price on the relevant date, as determined in the Administrator's discretion, quoted on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market; (ii) the last sale price on the relevant date quoted on the Nasdaq SmallCap Market; (iii) the average of the high bid and low asked prices on the relevant date quoted on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Inc. or a comparable service as determined in the Administrator's discretion; or (iv) if the Common Stock is not quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock, or by such other source, selected by the Administrator. If no public trading of the Common Stock occurs on the relevant date, then Fair Market Value shall be determined as of the next preceding date on which trading of the Common Stock does occur. For all purposes under this Plan, the term "relevant date" as used in this Section 2.1(g) shall mean either the date as of which Fair Market Value is to be determined or the next preceding date on which public trading of the Common Stock occurs, as determined in the Administrator's discretion.

         (h) "Stock Option Agreement" shall mean a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and shall incorporate the terms of the Plan.

3.       ADMINISTRATION

         (a) Administration of the Plan. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time (the Board, committee or committees hereinafter referred to as the "Administrator").

         (b) Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Stock Option Agreements evidencing such Awards and establish programs for granting Awards.

         The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee's employment or other relationship with the Company; and (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period.

         The Administrator shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

         (c) Non-Uniform Determinations. The Administrator's determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Stock Option Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

         (d) Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

         (e) Indemnification. To the maximum extent permitted by law and by the Company's charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

         (f) Effect of Administrator's Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its shareholders, any participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

4.       SHARES AVAILABLE FOR THE PLAN

         Subject to adjustments as provided in Section 7(d) of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 5,000,000 shares of Common Stock. The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(d) of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), or if any shares are withheld by the Company, the shares subject to such Award and the surrendered and withheld shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to or withheld by the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.

5.       PARTICIPATION

         Participation in the Plan shall be open to all employees, officers, and directors of, and other individuals providing bona fide services to or for, the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate provided that such Awards shall not become vested prior to the date the individual first performs such services.

6.       AWARDS

         The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards. All Awards are subject to the terms and conditions provided in the Stock Option Agreement. The Administrator may permit or require a recipient of an Award to defer such individual's receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such payment deferral is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

         (a) Stock Options. The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonqualified stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any current or hereafter existing "parent corporation" or "subsidiary corporation," as defined in Code sections 424(e) and (f), respectively, of the Company. Options intended to qualify as incentive stock options under Code section 422 must have an exercise price at least equal to Fair Market Value as of the date of grant, but nonqualified stock options may be granted with an exercise price less than Fair Market Value. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Stock Option Agreement evidencing such stock option.

         (b) Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights ("SAR"). An SAR entitles the grantee to receive, subject to the provisions of the Plan and the Stock Option Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Stock Option Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

         (c) Stock Awards. The Administrator may from time to time grant restricted or unrestricted stock Awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock Award may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator.

         (d) Phantom Stock. The Administrator may from time to time grant Awards to eligible participants denominated in stock-equivalent units ("phantom stock") in such amounts and on such terms and conditions as it shall determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company's assets. An Award of phantom stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Except as otherwise provided in the applicable Stock Option Agreement, the grantee shall not have the rights of a shareholder with respect to any shares of Common Stock represented by a phantom stock unit solely as a result of the grant of a phantom stock unit to the grantee.

         (e) Performance Awards. The Administrator may, in its discretion, grant performance awards which become payable on account of attainment of one or more performance goals established by the Administrator. Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Performance goals established by the Administrator may be based on the Company's or an Affiliate's operating income or one or more other business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Company or an Affiliate as a whole, over such performance period as the Administrator may designate.

         (f) Other Stock-Based Awards. The Administrator may from time to time grant other stock-based awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.

7.       MISCELLANEOUS

         (a) Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes.

         (b) Loans. The Company or its Affiliate may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

         (c) Transferability. Except as otherwise determined by the Administrator, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

         (d) Adjustments for Corporate Transactions and Other Events.

             (i) Stock Dividend, Stock Split and Reverse Stock Split. In the event of a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, (A) the maximum number of shares of such Common Stock as to which Awards may be granted under this Plan, as provided in Section 4 of the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event unless the Board determines, at the time it approves such stock dividend, stock split or reverse stock split, that no such adjustment shall be made. The Administrator may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.

             (ii) Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 7(d)(i), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control, the Administrator, in its discretion and without the consent of the holders of the Awards, shall make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, as provided in Section 4 of the Plan; and (B) any adjustments in outstanding Awards, including but not limited to reducing the number, kind and price of securities subject to Awards.

             (iii) Change in Control Transactions. In the event of any transaction resulting in a Change in Control, outstanding stock options and SAR's under this Plan will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof. In the event of such termination, the holders of stock options and SAR's under the Plan will be permitted, for a period of at least twenty (20) days prior to the effective time of the Change in Control, to exercise all portions of such Awards that are then exercisable or which become exercisable upon or prior to the effective time of the Change in Control; provided, however, that any such exercise of any portion of such an Award which becomes exercisable as a result of such Change in Control shall be deemed to occur immediately prior to the effective time of such Change in Control.

             (iv) Pooling of Interests Transactions. In connection with any business combination authorized by the Board, the Administrator, in its sole discretion and without the consent of the holders of the Awards, may make any modifications to any Awards, including but not limited to cancellation, forfeiture, surrender or other termination of the Awards, in whole or in part, regardless of the vested status of the Award, but solely to the extent necessary to facilitate the compliance of such transaction with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.

             (v) Unusual or Nonrecurring Events. The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

         (e) Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for Awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

         (f) Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time.

         (g) Non-Guarantee of Employment or Service. Nothing in the Plan or in any Stock Option Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual's interests under the Plan.

         (h) Compliance with Securities Laws; Listing and Registration. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or federal or state securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal or state laws.

         The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, make such written representations (including representations to the effect that such person will not dispose of the Common Stock so acquired in violation of federal or state securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act of 1933, as amended, and applicable state securities laws.

         (i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

         (j) Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Stock Option Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Nevada, without regard to its conflict of laws principles.

         (k) Effective Date; Termination Date. The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the shareholders within twelve (12) months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan, or if earlier, the tenth anniversary of the date this Plan is approved by the shareholders. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Approved by the Board:  July 23, 2002

Date Approved by the Shareholders:  August 17, 2002

                                 SCORE ONE, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 17, 2002



         The undersigned shareholder of SCORE ONE, INC. (the "Company") hereby appoints Wing Cheong Ho and Wing Hung Ho, or either of them, with full power of substitution and revocation, proxies of the undersigned to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on August 17, 2002 at 4:00 PM (Hong Kong time) at the offices of the Company, Unit 2, 34th Floor, Cable TV Tower, 9 Hoi Shing Road, Tsuen Wan, Hong Kong, and at any adjournment thereof, with respect to:


         1.       To elect five directors (Proposal 1);

         2. To consider and act upon an amendment to the Company's Articles of Incorporation to increase the number of shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), from 515,625 to 50,000,000 (Proposal 2);

         3. To consider and act upon a proposal to adopt the Company's 2002 Stock Incentive Plan (Proposal 3); and

         4. To consider and act upon a proposal to ratify the appointment by the Board (the "Board") of Clancy and Co., P.L.L.C. ("Clancy") as independent certified public accountants for the Company for the 2002 fiscal year (Proposal 4).

         The proxy will be voted in accordance with the instructions given on the other side, and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.

         IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED (1) SO AS TO ELECT THE LARGEST POSSIBLE NUMBER OF THE BOARD'S NOMINEES, (2) FOR THE INCREASE OF COMMON STOCK, (3) FOR THE ADOPTION OF THE 2002 PLAN (4) FOR THE RATIFICATION OF THE APPOINTMENT OF CLANCY AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD.

                                  (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                         Please mark your vote as indicated in this example. [X]

         THE BOARD RECOMMENDS SHAREHOLDERS VOTE FOR PROPOSAL 1.

         PROPOSAL 1 - Election of Directors: Wing Cheong Ho, Wing Hung Ho, Kin Hung Lai, Wing Man Ho and Hong Liang Qian.

                  The Board                   WITHHOLD
                  Recommends Shareholders     Authority to vote for all nominees
                  Vote FOR PROPOSAL 1.        listed above.

         FOR the nominees listed above (except as written to the contrary below) and, unless otherwise indicated, in their sole and absolute discretion, for one or more of such nominees in such manner so as to elect the largest number of such nominees.

   (To withhold authority to vote for       To vote for listed nominees, write
   any nominee, write that nominee's        "For" in the space provided below.
    name in the space provided below)

  ___________________________________       _________________________________

THE BOARD RECOMMENDS SHAREHOLDERS VOTE FOR PROPOSAL 2.

PROPOSAL 2 - To approve the increase of the number of shares of the Company's Common Stock.

                             FOR   AGAINST   ABSTAIN

THE BOARD RECOMMENDS SHAREHOLDERS VOTE FOR PROPOSAL 3.

PROPOSAL 3 - To consider and act upon a proposal to adopt the Company's 2002 Stock Incentive Plan.

                             FOR   AGAINST   ABSTAIN


THE BOARD RECOMMENDS SHAREHOLDERS VOTE FOR PROPOSAL 4.


PROPOSAL 4 - To consider and act upon a proposal to ratify the Board's appointment of Clancy as independent certified public accountants for the Company for the 2002 fiscal year.

                             FOR   AGAINST   ABSTAIN

         Signature___________________       Signature___________________
         Date___________

         Please mark, date and sign exactly as your name(s) appear(s) above and return in the enclosed envelope. If acting as attorney, executor, administrator, trustee, guardian, etc., please give full title. If the signer is a corporation, please sign the full corporate name by fully authorized officer. If shares are held jointly, each shareholder named should sign.